As filed with the Securities and Exchange Commission on October ___, 2000
                                                      Registration No:
================================================================================
                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            BEACON POWER CORPORATION
             (Exact name of registrant as specified in its charter)

                Delaware                                 04-3372365
                --------                                 ----------
    (State of incorporation or organization)   (IRS Employer Identification No.)

                        6D Gill Street, Woburn, MA 01801
                        --------------------------------
           (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered
         -------------------                 ------------------------------

           Common Stock                           NASDAQ National Market
      $0.01 par value per share

If this form relates to the  registration  of a class of securities  pursuant to
Section  12(b)  of  the  Exchange  Act  and is  effective  pursuant  to  General
Instruction A.(c), check the following box   X

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box

Securities  Act  registration  statement file number to which this form relates:
333-43386
---------

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                      ----

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

Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

         Information concerning the Registrant's Common Stock, $0.01 par value per share (the "Common Stock"), is contained in Amendment No. 1 to the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission (the "Commission") on September 28, 2000 pursuant to the Securities Act of 1933, as amended (the "Act"), Registration No. 333-43386 (the "S-1 Registration Statement"), and such information is incorporated herein by reference.

Item 2.  Exhibits
         --------

          1. Form of specimen certificate representing the Common Stock. (Incorporated by reference to Exhibit 4.1 of the S-1 Registration Statement.)

          2. Form of Fifth Amended and Restated Certificate of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 of the S-1 Registration Statement.)

          3.   Form  of  Amended  and   Restated   Bylaws  of  the   Registrant.
               (Incorporated by reference to Exhibit 3.2 of the S-1 Registration Statement.)

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

October _____, 2000
                            BEACON POWER CORPORATION
                            Registrant




                            By: /s/ William Stanton
                               ------------------------------
                               William Stanton
                               President, Chief Executive
                               Officer and Director